UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Louisiana Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 8, 2010

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Louisiana Bancorp, Inc. The meeting will be held at our main office located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana, on Tuesday, May 11, 2010 at 4:00 p.m., Central Time.

At the annual meeting, you will be asked to elect two directors for three year terms and ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Louisiana Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Lawrence J. LeBon, III
Chairman of the Board, President and
Chief Executive Officer

LOUISIANA BANCORP, INC.

1600 Veterans Memorial Boulevard

Metairie, Louisiana 70005

(504) 834-1190

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	4:00 p.m., Central Time, Tuesday, May 11, 2010

PLACE	Louisiana Bancorp, Inc. 1600 Veterans Memorial Boulevard Metairie, Louisiana

ITEMS OF BUSINESS

(1)    To elect two directors for a three-year term expiring in 2013 and until their successors are elected and qualified;

(2)    To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)    To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Louisiana Bancorp common stock of record at the close of business on March 26, 2010 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2009 Annual Report on Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Ivan J. Miestchovich, Ph.D. Corporate Secretary

Metairie, Louisiana April 8, 2010

PROXY STATEMENT

OF

LOUISIANA BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Louisiana Bancorp, Inc., the parent holding company of Bank of New Orleans. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at our main office at 1600 Veterans Memorial Boulevard, Metairie, Louisiana, on Tuesday, May 11, 2010 at 4:00 p.m., Central Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about April 8, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2010. This proxy statement and our 2009 Annual Report on Form 10-K as well as driving directions to the annual meeting are available on our website at www.bankofneworleans.com under the “Investor Relations” tab.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Louisiana Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, March 26, 2010, are entitled to vote at the meeting. On the record date, we had 4,572,329 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in its discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•

First, you may send a written notice to our Corporate Secretary, Dr. Ivan J. Miestchovich, Louisiana Bancorp, Inc., 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2010.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting. The two nominees for director receiving the most “for” votes will be elected directors. The affirmative vote of a majority of the votes actually cast at the annual meeting is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for fiscal 2010. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote required to ratify the appointment of LaPorte Sehrt Romig & Hand as the Company’s independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. One class shall be elected annually. At this meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2013 and until their successors are elected and qualified.

Our Board of Directors has recommended the re-election of Messrs. Brian G. LeBon, Sr. and Ivan J. Miestchovich as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Lawrence J. LeBon, III and Brian LeBon, who are brothers. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Eagan, Guarisco, Konrad and Miestchovich are independent directors as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Bank of New Orleans. The indicated period of service as a director includes service as a director of Bank of New Orleans prior to the organization of Louisiana Bancorp in 2007. All of our directors have served on the Board of Directors of Louisiana Bancorp since its organization in 2007. Ages are reflected as of March 31, 2010.

Nominees for Director for Three-Year Terms Expiring in 2013

Name	Age	Position with Louisiana Bancorp and Principal Occupation During the Past Five Years	Director of Bank of New Orleans Since
Brian G. LeBon, Sr.	57	Director. Dr. LeBon is self employed as a dentist and is the owner of LeBon Dental in Metairie, Louisiana. As a practicing dentist for more than 30 years in Metairie, Dr. LeBon has developed extensive contacts in the business community in the greater New Orleans market area.	2002

Ivan J. Miestchovich	61	Director and Corporate Secretary. Director and Associate Professor, University of New Orleans, New Orleans, Louisiana. Dr. Miestchovich’s academic focus has centered on economic development and real estate trends in the greater New Orleans area. Dr. Miestchovich serves as the Director of the Institute for Economic Development & Real Estate Research at the University of New Orleans and he also is a director of several non-profit organizations, including the St. Tammany Parish Economic Development Foundation (Finance and Audit Committee).	1993

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2011

Name	Age	Position with Louisiana Bancorp and Principal Occupation During the Past Five Years	Director of Bank of New Orleans Since
Michael E. Guarisco	64	Director. Attorney and manager/member of Guarisco & Cordes, LLC, a law firm in New Orleans, Louisiana since July 2002. Previously, Mr. Guarisco served as a tax consultant for Ernst & Young in New Orleans. Mr. Guarisco has over 35 years experience as a tax attorney practicing in New Orleans, including six years with national accounting firms. Mr. Guarisco is a Board certified tax attorney in Louisiana and has taught various tax courses in the Masters Program at the University of New Orleans.	1995

Gordon K. Konrad	68	Director. Chief Executive Officer of Belle Chasse Marine Transportation, Inc., a marine transport service located in Harahan, Louisiana. Mr. Konrad brings more than 30 years of entrepreneurial and business experience as a successful marine transport executive providing service out of the Port of New Orleans.	1991

Directors Whose Terms Expire in 2012

Name	Age	Position with Louisiana Bancorp and Principal Occupation During the Past Five Years	Director of Bank of New Orleans Since
Maurice F. Eagan, Jr.	55	Director. President, Eagan Insurance Agency, Inc., an insurance brokerage agency located in Metairie, Louisiana. As President of Eagan Insurance Agency, one of the oldest, locally owned insurance agencies in the New Orleans area, Mr. Eagan had developed extensive ties to the business community and residents in the greater New Orleans market area.	1996

Lawrence J. LeBon, III	62	Chairman of the Board, President and Chief Executive Officer. Mr. LeBon joined Bank of New Orleans in 1978 and has served as President and Chief Executive Officer since 1990. As Chairman, President and Chief Executive Officer, Mr. LeBon brings to the Board his extensive knowledge of Bank of New Orleans’ operations gained from his more than 35 years of banking experience in Metairie and New Orleans.	1985

Board Leadership Structure and the Board’s Role in Risk Oversight

Our Board of Directors is led by a Chairman selected by the Board from time to time. Mr. Lawrence J. LeBon, III, our President and Chief Executive Officer, also serves as Chairman of the Board. The Board has determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Louisiana Bancorp and may reduce the potential for competition among the other directors with respect to the position of Chairman. In addition, the Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Louisiana Bancorp. By combining the Chief Executive Officer and Chairman positions there is a close nexus between management and the Board which promotes the development and implementation of our corporate strategies.

The Board is aware of the potential conflicts that may arise when an employee chairs the Board, but believes these are limited by existing safeguards which include the fact that management compensation is determined by a committee of independent directors and the fact that, as a financial institution holding company, many of our operations are highly regulated and subject to examination by the OTS.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Louisiana Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Members of senior management regularly attend meetings of the board of directors and address any questions or concerns raised by the board on risk management or other matters. The board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as the Bank’s lending and investment, ratification or approval investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Executive Officers Who Are Not Also Directors

In addition to Mr. Lawrence LeBon, Mr. John LeBlanc, who serves as Senior Vice President and Chief Financial Officer of Louisiana Bancorp, is the only other executive officer of the corporation. Mr. LeBlanc, who is 44 years old, currently also serves as Senior Vice President and Chief Financial Officer of Bank of New Orleans. Previously, Mr. LeBlanc served as Vice President and Chief Financial Officer of the bank as well as various other positions since joining Bank of New Orleans in 1992.

Messrs. Lawrence J. LeBon, III and John LeBlanc also serve as executive officers of the Bank. In addition to Messrs. LeBon and LeBlanc, Mrs. C. Holly Callia is an executive officer of the Bank, serving as Vice President and Residential Lending Manager. Mrs. Callia, who is 54 years old, joined the Bank in September 2008. Previously, Mrs. Callia was employed as Senior Loan Officer and Branch Manager of the New Orleans loan production office for National City Mortgage since 2000.

Director Nominations

The Charter of the Nominating and Corporate Governance Committee sets forth certain criteria that the committee may consider when recommending individuals for nomination to the Board including:

•	ensuring that the Board of Directors, as a whole, is diverse by considering:

•	individuals with various and relevant career experience;

•	relevant technical skills;

•	industry knowledge and experience;

•	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC); and

•	local or community ties, and

•	minimum individual qualifications, including:

•	strength of character;

•	mature judgment;

•	familiarity with our business and industry;

•	independence of thought; and

•	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors” at page 20.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2009, the Board of Directors of Louisiana Bancorp met 12 times. No director of Louisiana Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Audit Committee.  The Board of Directors has established an Audit Committee consisting of Messrs. Eagan, Guarisco (Chairman), Konrad and Miestchovich. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Louisiana Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Guarisco meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met nine times in 2009. The Audit Committee charter as presently in effect is available on our website at www.bankofneworleans.com under the Investor Relations heading.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, nominate directors for election at the Annual Meeting. The Nominating and Corporate Governance Committee met one time to consider director nominations and recommended nominees to the full Board of Directors for this Annual Meeting. The Nominating and Corporate Governance Committee members are Messrs. Eagan, Guarisco, Konrad and Miestchovich (Chairman). All of the members of the Nominating and Corporate Governance Committee are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.bankofneworleans.com under the Investor Relations heading.

Compensation Committee.  It is the responsibility of the Compensation Committee of Louisiana Bancorp to set the compensation of Louisiana Bancorp’s Chief Executive Officer and Chief Financial Officer as well as the other members of senior management. The Compensation Committee of Louisiana Bancorp met two times in 2009. The members of the Compensation Committee are Messrs. Eagan, Guarisco, Konrad (Chairman) and Miestchovich. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.bankofneworleans.com under the Investor Relations heading.

Code of Conduct and Ethics

Louisiana Bancorp maintains a comprehensive Code of Conduct and Ethics which covers all directors, officers and employees of Louisiana Bancorp and its subsidiaries. The Code of Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Louisiana Bancorp and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Louisiana Bancorp. Our Code of Conduct and Ethics specifically imposes standards of conduct on our chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the SEC dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. A copy of our Code of Conduct and Ethics is available on our website at www.bankofneworleans.com under the Investor Relations heading. Any amendments to this Code of Conduct and Ethics (other than technical, administrative, or other non-substantive amendments) and any waivers from the Code of Conduct and Ethics with respect to any of our executive officers will be posted on our website in accordance with regulations of the SEC.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so. All of our directors attended the 2009 Annual Meeting of Shareholders of Louisiana Bancorp.

Directors’ Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Louisiana Bancorp. During 2009, members of Bank of New Orleans’ Board of Directors received $1,250 per month. Members of Bank of New Orleans’ Board committees received $250 per committee meeting, only if attended. Board fees are subject to periodic adjustment by the Board of Directors.

The table below summarizes the total compensation paid to our non-employee directors for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total(1)
Maurice F. Eagan, Jr.	$17,000	—	—	—	$17,000
Michael E. Guarisco	17,000	—	—	—	17,000
Gordon K. Konrad	19,250	—	—	—	19,250
Brian G. LeBon, Sr	15,750	—	—	—	15,750
Ivan J. Miestchovich, Ph.D.	19,500	—	—	—	19,500

(1)	At December 31, 2009, each non-employee director held 10,152 unvested stock awards under our 2007 Recognition and Retention Plan and outstanding options covering 25,382 shares under our 2007 Stock Option Plan.

Directors may defer the receipt of the Board and committee fees pursuant to the Bank of New Orleans Directors’ Nonqualified Deferred Compensation Plan. All of the Company’s non-employee directors, other than Dr. Miestchovich, participate in the Directors’ Deferred Compensation Plan. Amounts which are deferred can be credited to either a cash account which earns a rate of interest equivalent to a two-year certificate, or invested in Company common stock. At December 31, 2009 all participants in the Directors’ Deferred Compensation Plan have elected to have their funds invested in Company common stock. All deferred amounts are paid upon a director’s termination of service.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Louisiana Bancorp’s audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200 T. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Louisiana Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Maurice F. Eagan, Jr.

Michael E. Guarisco (Chairman)

Gordon K. Konrad

Ivan J. Miestchovich

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Bank of New Orleans for services rendered in all capacities during the years ended December 31, 2009 and 2008 to our principal executive officer and our two most highly compensated other executive officers. Louisiana Bancorp, the holding company of Bank of New Orleans, has not paid separate cash compensation to our executive officers.

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)		Option Awards(2)		Nonqualified Deferred Compensation Earnings		All Other Compensation(3)		Total
Lawrence J. LeBon, III Chairman of the Board, President and Chief Executive Officer	2009 2008	$240,000 225,750	$70,000 69,406	$	— 731,025	$	— 350,601	$	— —	$154,591 144,507		$464,591 1,521,288

John LeBlanc Senior Vice President and Chief Financial Officer	2009 2008	90,000 82,878	23,750 23,453		— 584,813		— 280,480		— —	47,673 41,667		161,423 1,013,291

C. Holly Callia(4) Vice President, Mortgage Lending	2009	60,000	2,500		—		40,970		—	$194,574	(5)	298,044

(1)	Includes amounts deferred by the officer in the Bank’s 401(k) plan.
(2)	Reflects the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of the assumptions used to establish the valuation of our stock options, reference is made to Note 19 of the Notes to Consolidated Financial Statements of the Company included in the Company’s 2009 Annual Report.
(3)	In 2009, includes health insurance benefits, club dues and employer matching contribution under the Bank’s 401(k) plan, contributions under Louisiana Bancorp’s employee stock ownership plan, amounts accrued under the Bank’s supplemental executive retirement agreements, which amounted to $86,187 for Mr. LeBon with respect to 2009 and, with respect to Mr. LeBon, automobile expense.
(4)	Mrs. Callia joined the Bank in September 2008.
(5)	Consists of primarily commissions earned on new loan originations.

Equity Compensation Plans

The following table sets forth information concerning grants of awards pursuant to plans made to the named executive officers during the year ended December 31, 2009. The Company does not maintain a non-equity or equity incentive plan that provides for payments based upon achievement of threshold, target and maximum goals.

Grants of Plan-Based Awards for the Year Ended December 31, 2009

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards(2)	Grant Date Fair Value of Stock and Option Awards(3)
Lawrence J. LeBon, III	—	—	—	—	—
John LeBlanc	—	—	—	—	—
C. Holly Callia	8/25/09	—	17,000	$13.50	$40,970

(1)	Reflects stock options granted on August 25, 2009 pursuant to the Company’s 2007 Stock Option plan which become vested at the rate of 20% per year commencing on August 25, 2010.
(2)	Based upon the fair market value of a share of Company common stock on the date of grant.
(3)	The grant date fair value of the stock options granted is computed in accordance with ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at December 31, 2009 to our named executive officers.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
	Exercisable	Unexercisable
Lawrence J. LeBon, III	31,729	126,914	(2)	$11.52	2/14/2018	50,764	$736,078
John LeBlanc	25,383	101,531	(2)	$11.52	2/14/2018	40,612	588,874
C. Holly Callia (a)	600	2,400	(3)	12.44	9/18/2018	2,400	34,800
(b)	—	17,000	(4)	13.50	8/25/2019

(1)	Value is based on the closing price of a share of Company common stock on December 31, 2009.
(2)	Options to Messrs. LeBon and LeBlanc vest at the rate of 20% per year commencing on February 14, 2009.
(3)	Options vest at the rate of 20% per year commencing on September 18, 2009.
(4)	Options vest at the rate of 20% per year commencing on August 25, 2010.

Benefit Plans and Agreements

Supplemental Executive Retirement Agreements.  Bank of New Orleans has entered into a supplemental executive retirement agreement with its President, Lawrence J. LeBon, III. The agreement provides that Mr. LeBon shall be entitled to receive a fixed annual benefit of $100,000 per year for 10 years upon Mr. LeBon’s retirement at age 65. In the event Mr. LeBon’s employment is terminated prior to his normal retirement age, other than in the event of death, disability or in connection with or following a change in control, he will be entitled to receive whatever amounts have been accrued under the agreement. In the event of Mr. LeBon’s death, disability or termination after a change in control prior to his normal retirement age, he shall be entitled to receive the full supplemental retirement benefit of $100,000 for 10 years.

Bank of New Orleans also has entered into a supplemental executive retirement agreement with its Senior Vice President and Chief Financial Officer, John LeBlanc. Under the terms of the agreement with Mr. LeBlanc, Bank of New Orleans credits Mr. LeBlanc with an amount equal to 10% of his base salary on an annual basis. Interest is credited on such account at a rate equal to the average of the bank’s average cost of funds and the average yield on the bank’s interest earning assets for the year. Mr. LeBlanc will be 75% vested in the account balance at age 55 and shall vest an additional 2.5% per year until age 65, when be shall be 100% vested. Mr. LeBlanc shall be 100% vested in the account upon death, disability, termination without cause or termination following a change in control.

Employee Stock Ownership Plan.  In connection with the conversion, we established an employee stock ownership plan for our employees effective upon the conversion. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.

In July 2007, in order to fund the purchase of 507,659 shares or 8.0% of the common stock issued in the conversion, the employee stock ownership plan borrowed $5.1 million from Louisiana Bancorp. Such loan equaled 100% of the aggregate purchase price of the common stock acquired by the employee stock ownership plan. The loan is being repaid principally from Bank of New Orleans’ contributions to the employee stock ownership plan and the collateral for the loan is the common stock purchased by the employee stock ownership plan. The term of the loan is 20 years. We may, in any plan year, make additional discretionary contributions for the benefit of plan participants.

Shares purchased by our employee stock ownership plan with the loan proceeds are held in a suspense account and released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the employee stock ownership plan are allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible employee stock ownership plan participants. Forfeitures may be used for several purposes such as the payment of expenses or be reallocated among remaining participating employees. Upon the completion of six years of service, the account balances of participants within the employee stock ownership plan will become 100% vested. Credit is given for years of service with Bank of New Orleans prior to adoption of the employee stock ownership plan. In the case of a “change in control,” as defined in the employee stock ownership plan, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

Our employee stock ownership plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the applicable regulations of the IRS and the Department of Labor.

Employment Agreements.  Bank of New Orleans has entered into employment agreements with Messrs. LeBon and LeBlanc. Pursuant to the agreements, Messrs. LeBon and LeBlanc serve as President and Chief Executive Officer and as Senior Vice President and Chief Financial Officer,

respectively, for a term of three years commencing upon execution of the agreements. On each day during the term of the employment period, the terms of the employment agreements are automatically extended for one additional day unless Bank of New Orleans or the executive gives notice to the other party not to extend the agreements. At least annually, the Board of Directors of Bank of New Orleans will consider whether to continue to renew the employment agreements. The employment agreements provide for current base salaries of $252,000 and $94,500 for Messrs. LeBon and LeBlanc, respectively. Such salaries may be increased at the discretion of the Board of Directors of Bank of New Orleans but may not be decreased during the term of the agreements without the prior written consent of Messrs. LeBon or LeBlanc.

The employment agreements are terminable with or without cause by Bank of New Orleans. The employment agreements provide that in the event of a wrongful termination of employment (including a voluntary termination by Messrs. LeBon or LeBlanc as a result of a material breach of the agreement by Bank of New Orleans or for “good reason” following a change in control of Louisiana Bancorp or Bank of New Orleans, including a change in the executive’s position, salary or duties without his consent), each of Messrs. LeBon and LeBlanc would be entitled to (1) an amount of cash severance which is equal to three times the sum of his base salary as of the date of termination plus his prior year’s bonus and (2) continued participation in certain employee benefit plans of Bank of New Orleans, including medical and dental plans, until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer. The employment agreements with Bank of New Orleans provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Bank of New Orleans for federal income tax purposes. Parachute payments generally are payments equal to or greater than three times the executive’s base amount, which is defined to mean the executive’s average annual compensation from the employer includable in the executive’s gross income during the most recent five taxable years ending before the year in which a change in control of the employer occurs. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Louisiana Bancorp has also entered into employment agreements with Messrs. LeBon and LeBlanc which are on terms substantially similar to the agreements with Bank of New Orleans, except as provided below. The Louisiana Bancorp agreements provide that severance payments payable to Messrs. LeBon and LeBlanc by Louisiana Bancorp shall include the amount by which the severance benefits payable by Bank of New Orleans are reduced as a result of Section 280G of the Code, if the parachute payments exceed 105% of three times the executive’s “base amount” as defined in Section 280G of the Code. If the parachute payments are not more than 105% of the amount equal to three times the executive’s base amount, the severance benefits payable by Louisiana Bancorp will be reduced so they do not constitute “parachute payments” under Section 280G of the Code. In addition, the agreements with Louisiana Bancorp provide that Louisiana Bancorp shall reimburse Messrs. LeBon and LeBlanc for any resulting excise taxes payable by them, plus such additional amount as may be necessary to compensate them for the payment of state and federal income, excise and other employment-related taxes on the additional payments. Under the employment agreements, the executive’s compensation, benefits and expenses will be paid by Louisiana Bancorp and Bank of New Orleans in the same proportion as the time and services actually expended by the executives on behalf of each company.

2007 Stock Option Plan and 2007 Recognition Plan. In February 2008, shareholders approved our 2007 Stock Option Plan and our 2007 Recognition and Retention Plan. Pursuant to the terms of the 2007 Stock Option Plan, options to acquire up to 634,573 shares of Company common stock may be granted to employees and directors. Pursuant to the terms of the 2007 Recognition and Retention Plan, awards of up to 253,829 shares of restricted common stock of the Company may be granted to employees and directors. Under both of these stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant. However, under both plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of the Company. Initial awards were made under the 2007 Stock Option Plan and 2007 Recognition and Retention Plan in February 2008.

Life Insurance Benefits. The Bank maintains a life insurance policy on each of Messrs. LeBon and LeBlanc with a death benefit of $150,000 on each policy.

Disability Benefits. Messrs. LeBon and LeBlanc would be entitled to receive monthly disability benefits in the event of termination of employment due to disability, for as long as they remained disabled, up to age 65, minus any Social Security or other disability benefits to which they would be entitled. The monthly disability benefits equal the lesser of 60% of the executive’s monthly base salary or $10,000 minus other income.

Vacation and Sick Leave. Employees of Bank of New Orleans are credited with vacation and sick leave each calendar year based on position and tenure. Employees are not paid for accrued but unused sick leave if their employment is terminated. In addition, vacation leave is not able to be carried forward from one year to the next. However, employees are paid for any accrued but unused vacation leave upon termination of employment.

Vested Tax-Qualified Retirement Plan. Messrs. LeBon and LeBlanc would be entitled to receive their vested benefits under our 401(k) plan in accordance with the terms of the tax-qualified plan in the event of termination of employment.

Related Party Transactions

Loans and Extensions of Credit. Bank of New Orleans offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated person except the bank waives the origination fees on real estate loans made to all employees and directors. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Bank of New Orleans.

The table below lists all outstanding loans during the indicated years made by Bank of New Orleans to related persons, which in this case consists solely of directors, where the amount involved exceeds $120,000 and loan origination fees were waived. In each case, the loans listed are loans to directors secured by real estate where, consistent with our policy for all employees and directors, the typical 1.0% loan origination fee was waived.

Name and Position	Year Ended December 31,	Largest Principal Amount Outstanding during Year	Amount Outstanding at Year-End	Amounts Paid During Year			Interest Rate
				Principal		Interest
Maurice F. Eagan, Jr., Director	2009(a) (b) 2008	$450,000 122,281 222,961	$450,000 — 209,948	$	— 122,281 13,013	$225 11,454 13,225	4.50 5.625 5.625%

Michael E. Guarisco, Director	2009 2008	127,889 153,854	100,663 127,889		27,226 25,965	5,487 6,748	4.750 4.750

Gordon K. Konrad, Director	2009(a) (b) (c) 2008(a) (b)	346,634 295,458 2,000,000 390,643 357,057	299,813 229,897 2,000,000 346,634 295,458		46,821 65,561 — 44,010 61,599	19,731 17,807 — 22,543 20,571	5.980 6.250 5.375 5.980 6.250

Ivan J. Miestchovich, Director	2009(a) 2008	200,284 203,519	— 200,284		200,284 3,235	1,768 13,133	6.00 6.000

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Bank of New Orleans, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth as of March 26, 2010, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Louisiana Bancorp, (iii) certain executive officers of Louisiana Bancorp, and (iv) all directors and executive officers of Louisiana Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 26, 2010(1)		Percent of Common Stock
Homestead Partners L.P. 565 Fifth Avenue, 22nd Floor New York, New York 10017	352,600	(2)	7.7%

Jacobs Asset Management, LLC One Fifth Avenue New York, New York 10003	389,319	(3)	8.5

Louisiana Bancorp, Inc. Employee Stock Ownership Plan c/o Louisiana Bancorp, Inc. 1600 Veterans Memorial Boulevard Metairie, Louisiana 70005	507,077	(4)	11.1

MFP Investors, LLC 51 John F. Kennedy Parkway, 2nd Floor Short Hills, New Jersey 07078	261,436	(5)	5.7

Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, New York 10017	244,900	(6)	5.4

Directors:
Maurice F. Eagan, Jr.	71,137	(7)(8)	1.6
Michael E. Guarisco	46,160	(7)(9)	1.0
Gordon K. Konrad	59,555	(7)(10)	1.3
Brian G. LeBon, Sr.	51,415	(7)(11)	1.1
Lawrence J. LeBon, III	134,439	(7)(12)(13)	2.9
Ivan J. Miestchovich, Ph.D.	31,369	(7)(14)	*

Other Named Executive Officers:

John P. LeBlanc	83,465	(7)(13)(15)	1.8
C. Holly Callia	4,076	(7)(16)

All Directors and Executive Officers as a group (8 persons)	481,616	(7)	10.1

*	Amounts represent less than 1.0% of the outstanding shares of common stock.

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power,

(Footnotes continued on following page)

which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(2)	Based on a Schedule 13D/A filed with the SEC on December 28, 2009 by Homestead Partners LP, a Delaware limited partnership, Arles Partners LP, a New York limited partnership, Arles Advisors Inc., a New York corporation, and Warren Mackey. Arles Advisors is the general partner of Homestead Partners and Arles Partners. The sole shareholder, director and executive officer of Arles Advisors is Warren A. Mackey. By virtue of his position with Arles Advisors, Mr. Mackey has the sole investment discretion and voting authority with respect to the shares owned by Homestead Partners and Arles Partners. Arles Advisors, as general partner of Homestead Partners and Arles Partners, may be deemed to beneficially own the shares owned by these partnerships. Mr. Mackey, as sole shareholder, director and executive officer of Arles Advisors, also may be deemed to beneficially own the shares owned by the partnerships. By virtue of his positions, Mr. Mackey has the sole authority to vote and dispose of the 352,600 shares.
(3)	Based on a Schedule 13G filed on February 16, 2010, Jacobs Asset Management, LLC and its Managing Member, Mr. Sy Jacobs, have shared voting power and shared dispositive power over all shares.
(4)	As of December 31, 2009, 62,873 shares held in the Louisiana Bancorp Employee Stock Ownership Plan (“ESOP”) trust had been allocated to the accounts of participating employees. Amounts held by the plan trustees, Messrs. Lawrence J. LeBon, III, John LeBlanc and Michael Guarisco, reflect shares allocated to their individual accounts in the ESOP, in the cases of Messrs. LeBon and LeBlanc, and exclude all other shares held in the trust. Under the terms of the ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participant’s under the ESOP provisions.
(5)	Based on a Schedule 13G/A filed with the SEC on February 12, 2010 by MFP Investors LLC, a registered investment advisor, MFP Partners LP and Michael Price, the controlling person of MFP Investors. MFP Investors is deemed to beneficially own 261,436 shares and MFP Partners (a client of MFP Investors) has shared power to vote such shares.
(6)	Based on a Schedule 13D/A filed with the SEC on December 22, 2009 by (i) Sandler O’Neill Asset Management LLC, a New York limited liability company (“SOAM”) with respect to shares beneficially owned by Malta Partners, LP, a Delaware limited partnership (“MP”), Malta Hedge Fund, L.P., a Delaware limited partnership (“MHP”), Malta Hedge Fund II, L.P., a Delaware limited partnership (“MHPII”), and Malta Offshore, Ltd., a Cayman Islands company (“MO”), (ii) SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), with respect to shares beneficially owned by MP, MHF and MHFII, (iii) MP, with respect to shares beneficially owned by it, (iv) MHF, with respect to shares beneficially owned by it, (v) MHFII, with respect to shares beneficially owned by it, (vi) MO, with respect to shares beneficially owned by it, and (vii) Terry Maltese, with respect to shares beneficially owned by MP, MHF, MHFII, and MO; and as managing member of SOAM Ventures, LLC, a Delaware limited liability company (“Ventures”), with respect to shares beneficially owned by SOAM Capital Partners, LP, A Delaware limited partnership (“SCP”), of which Ventures is the management company. The sole general partner of MP, MHF and MHFII is Holdings, and administrative and management services for the partnerships are provided by SOAM. SOAM also provides management services to MO. The managing member and president of Holdings and SOAM is Mr. Maltese. In his capacity as president and managing member of Holdings, Ventures and SOAM, Mr. Maltese exercises voting and dispositive power over all shares beneficially owned by MP, MHF, MHFII, SCP, MO, SOAM and Holdings. The non-managing member of Holdings and SOAM is Sandler O’Neill Holdings, LLC, a New York limited liability company. MP beneficially owned 7,905 shares; MHF beneficially owned 24,583 shares; MHFII beneficially owned 123,630 shares; MO beneficially owned 43,782 shares; SCP beneficially owned 45,000 shares; SOAM owned directly no shares but may be deemed to beneficially own an aggregate of 244,900 shares by reason of its position as management company for MP, MHP, MHPII, MO and SCP; Holdings owned directly no shares but may be deemed to beneficially own an aggregate of 156,118 shares by reason of its position as general partner of MP, MHP and MHPII; and Mr. Maltese owned directly no shares but may be deemed to beneficially own an aggregate of 244,900 shares by reason of his position as president of Holdings and SOAM.

(Footnotes continued on following page)

(7)	Includes shares stock options which have been granted to the directors and officers under the Company’s 2007 Stock Option Plan and which are exercisable within 60 days of the voting record date as follows:

Name	Stock Options
Maurice F. Eagan, Jr.	12,692
Michael E. Guarisco	12,692
Gordon K. Konrad	12,692
Brian G. LeBon, Sr.	12,692
Lawrence J. LeBon, III	63,458
Ivan J. Miestchovich, Ph.D.	12,692
John P. LeBlanc	50,766
C. Holly Callia	600

All directors and executive officers as a group (8 persons)	178,284

(8)	Includes 11,800 shares held by Mr. Eagan as custodian for his son, 5,962 shares held by Mr. Eagan’s wife as custodian for their daughter, 10,606 shares held in the Bank of New Orleans deferred compensation plan and 25,000 held by Eagan Insurance Agency, Inc. of which Mr. Eagan is president.
(9)	Includes 17,572 shares held jointly with Mr. Guarisco’s wife and 10,819 shares held in the Bank of New Orleans deferred compensation plan.
(10)	Includes 5,000 shares held by Mr. Konrad’s wife, 2,000 shares held by Mr. Konrad’s wife as custodian for their son and 11,942 shares held in the Bank of New Orleans deferred compensation plan.
(11)	Includes 10,152 shares held in the Bank of New Orleans deferred compensation plan.
(12)	Includes 36,816 shares held in the Bank of New Orleans 401(k) plan, 10,000 shares held in a trust for Mr. LeBon’s nephews for which Mr. LeBon is trustee and 7,411 shares allocated to Mr. LeBon’s account in the ESOP, over which Mr. LeBon has voting power.
(13)	Does not include unallocated shares held in the 2007 recognition and retention plan, which are voted by the trustees of the plan, Lawrence J. LeBon, III and John LeBlanc.
(14)	Includes 13,600 shares held jointly with Mr. Miestchovich’s wife.
(15)	Includes 1,281 shares held jointly with Mr. LeBlanc’s wife, 15,000 shares held in the Bank of New Orleans 401(k) plan and 3,422 shares allocated to Mr. LeBlanc’s account in the ESOP, over which Mr. LeBlanc has voting power.
(16)	Includes 284 shares held in the Bank of New Orleans 401(k) plan and 2,592 shares allocated to Mrs. Callia’s account in the ESOP, over which Mrs. Callia has voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Louisiana Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Louisiana Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the year ended December 31, 2007, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Louisiana Bancorp has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2010, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Louisiana Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence. During 2009, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings. The Audit Committee believes that LaPorte Sehrt Romig & Hand’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte Sehrt Romig & Hand for professional services rendered by LaPorte Sehrt Romig & Hand in connection with the audit of Louisiana Bancorp’s consolidated financial statements for 2009 and 2008, as well as the fees paid by us to LaPorte Sehrt Romig & Hand for audit-related services, tax services and all other services rendered by LaPorte Sehrt Romig & Hand to us during fiscal 2009 and 2008.

	Year Ended December 31,
	2009	2008
Audit fees	$51,863	$31,250
Audit-related fees	—	—
Tax fees (1)	8,490	8,406
All other fees (2)	20,006	18,595

Total	$80,359	$58,251

(1)	Tax fees consist of fees paid in connection with preparation of federal and state income tax returns and other tax related services.
(2)	All other fees include fees related to the review of quarterly financial statements and press releases, as well as other accounting consultation services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Louisiana Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte Sehrt Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the year ending December 31, 2010.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Louisiana Bancorp relating to the next annual meeting of shareholders of Louisiana Bancorp, which is anticipated to be held in May 2011, must be made in writing and filed with the Corporate Secretary, Dr. Ivan J. Miestchovich, Louisiana Bancorp, 1600 Veterans Memorial Boulevard, Metairie, Louisiana, 70005, no later than December 8, 2010. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Louisiana Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 9, Section D of Louisiana Bancorp’s Article 6.F of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices 120 days before the anniversary date of the date of mailing of our proxy materials, for the immediately preceding annual meeting. For our annual meeting in 2010, this notice must be received by December 8, 2010. The notice must include the information required by Article 9, Section D of our Bylaws.

Shareholder Nominations. Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 6.F of our Articles of Incorporation. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders 120 days before the anniversary date of the date of mailing of our proxy materials, for the immediately preceding annual meeting. For our meeting in 2010, this notice must be received by December 8, 2010.

Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Louisiana Bancorp, Inc., c/o Dr. Ivan J. Miestchovich, Corporate Secretary, at 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005. Dr. Miestchovich will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Louisiana Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2009 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Form 10-K for the year ended December 31, 2009. Such written requests should be directed to Corporate Secretary, Louisiana Bancorp, Inc., 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Louisiana Bancorp. Louisiana Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Louisiana Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Louisiana Bancorp may solicit proxies personally or by telephone without additional compensation.

☒ Please Mark Votes As in This Example	LOUISIANA BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS	REVOCABLE PROXY

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LOUISIANA BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2010 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned hereby appoints the Board of Directors of Louisiana Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Louisiana Bancorp, Inc. held of record by the undersigned on March 26, 2010 at the Annual Meeting of Shareholders to be held at the main office of Louisiana Bancorp, located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, May 11, 2010, at 4:00 p.m., Central Time, or at any adjournment thereof.

1.         ELECTION of directors for a three-year term.

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

NOMINEES for a three-year term expiring in 2013: Brian G. LeBon, Sr. and Ivan J. Miestchovich

INSTRUCTION: To withhold authority to vote for either individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

_________________________________________

2.        PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Louisiana Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of LaPorte Sehrt Romig & Hand.

  THE SHARES OF LOUISIANA BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF LOUISIANA BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. LOUISIANA BANCORP, INC.

  The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Louisiana Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2009, prior to the signing of this proxy.

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE BALLOT IN THE ENVELOPE PROVIDED.

______________________________________________

______________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2010.

The proxy statement and our 2009 Annual Report on Form 10-K as well as driving directions to the annual meeting are available on our website at www.bankofneworleans.com under the “Investor Relations” tab.

LOUISIANA BANCORP, INC.

April 8, 2010

To:	Participants in the Bank of New Orleans Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”)

Re:	Instructions for voting shares of Louisiana Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Louisiana Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Louisiana Bancorp allocated to your account in the Bank of New Orleans 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2009 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot. Please return your Voting Instruction Ballot no later than May 1, 2010. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by The Bank of New York, as trustee for the 401(k) Plan.

We urge each of you to vote, as a means of participating in the governance of the affairs of Louisiana Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will be voted in the same proportion as shares of Louisiana Bancorp in the plan for which directions have been received, unless The Bank of New York determines to vote otherwise, consistent with its obligations under ERISA. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Louisiana Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

BANK OF NEW ORLEANS

EMPLOYEES’ SAVINGS AND PROFIT SHARING PLAN

VOTING INSTRUCTION BALLOT

☒ Please Mark Votes	LOUISIANA BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS
As in This Example

  The undersigned hereby instructs the Trustee of the Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”) of Bank of New Orleans to vote, as designated below, all the shares of common stock of Louisiana Bancorp, Inc. allocated to my 401(k) Plan account as of March 26, 2010 at the Annual Meeting of Shareholders to be held at Louisiana Bancorp’s main office located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana, on Tuesday, May 11, 2010, at 4:00 p.m., Central Time, or at any adjournment thereof.

1.        ELECTION of directors for a three-year term.

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

NOMINEES for a three-year term expiring in 2013: Brian G. LeBon, Sr. and Ivan J. Miestchovich

INSTRUCTION: To withhold authority to vote for either individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

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2.        PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Louisiana Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.        In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

  The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of LaPorte Sehrt Romig & Hand.

  THE SHARES OF LOUISIANA BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF LOUISIANA BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEE.

  IF YOUR BALLOT IS NOT RECEIVED, THE SHARES OF LOUISIANA BANCORP COMMON STOCK ALLOCATED TO YOUR 401(K) PLAN ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS SHARES OF LOUISIANA BANCORP FOR WHICH DIRECTIONS HAVE BEEN RECEIVED, UNLESS THE BANK OF NEW YORK DETERMINES TO VOTE OTHERWISE, CONSISTENT WITH ITS OBLIGATIONS UNDER ERISA.

  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Louisiana Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2009 prior to the signing of this card.

Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to sign and date this Card.	Date

Participant sign above

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE BALLOT IN THE ENVELOPE PROVIDED.

______________________________________________

______________________________________________

______________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2010. This proxy statement and our 2009 Annual Report on Form 10-K as well as driving directions to the annual meeting are available on our website at www.bankofneworleans.com under the “Investor Relations” tab.

LOUISIANA BANCORP, INC.

April 8, 2010

To:	Participants in the Louisiana Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”)

Re:	Instructions for voting shares of Louisiana Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Louisiana Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Louisiana Bancorp allocated to your account in the Louisiana Bancorp ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2009 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot. Please return your Voting Instruction Ballot no later than May 1, 2010. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees of the ESOP.

We urge each of you to vote, as a means of participating in the governance of the affairs of Louisiana Bancorp. If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP. If you also own shares of Louisiana Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

LOUISIANA BANCORP, INC.

EMPLOYEE STOCK OWNERSHIP PLAN

VOTING INSTRUCTION BALLOT

☒ Please Mark Votes	LOUISIANA BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS
As in This Example

  The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the “ESOP”) of Louisiana Bancorp, Inc. to vote, as designated below, all the shares of common stock of Louisiana Bancorp, Inc. allocated to my ESOP account as of March 26, 2010 at the Annual Meeting of Shareholders to be held at Louisiana Bancorp’s main office located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana, on Tuesday, May 11, 2010, at 4:00 p.m., Central Time, or at any adjournment thereof.

1.        ELECTION of directors for a three-year term.

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

NOMINEES for a three-year term expiring in 2013: Brian G. LeBon, Sr. and Ivan J. Miestchovich

INSTRUCTION: To withhold authority to vote for either individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

_________________________________________

2.        PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Louisiana Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.        In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

  The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of LaPorte Sehrt Romig & Hand.

  THE SHARES OF LOUISIANA BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF LOUISIANA BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Louisiana Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2009 prior to the signing of this card.

Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to sign and date this Card.	Date

Participant sign above

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE BALLOT IN THE ENVELOPE PROVIDED.

______________________________________________

______________________________________________

______________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2010. This proxy statement and our 2009 Annual Report on Form 10-K as well as driving directions to the annual meeting are available on our website at www.bankofneworleans.com under the “Investor Relations” tab.